Exhibit 99.2

Where to Get More Information

Prentiss Properties welcomes questions or comments from stockholders, analysts, investment managers, media or any prospective investor. Please address all inquiries to our Investor Relations Department at the following:

By phone
Switchboard	214.654.0886
Investor Relations	214.654.5720

By facsimile	214.350.2437

By email	ir@pplinc.com

By mail	Prentiss Properties Trust Investor Relations 3890 W. Northwest Hwy. Suite 400 Dallas, Texas 75220

Web site	www.prentissproperties.com

Tentative Earnings Announcements and Dividend Declarations

	2004 Q3	2004 Q4
Earnings Announcements	10/13	2/9
Dividend Declarations	9/8	12/8

Prentiss Properties Trust

Supplemental Information

2nd Quarter 2004

Overview and Highlights
Financial Highlights	1
Calculation of FFO and FAD	2
Calculation of NOI	3
Consolidated Balance Sheets	4
Consolidated Statements of Income	5
Joint Venture Financial Summary	6
Same Store Growth	7
Portfolio Analysis	8
Significant Tenants	9
Industry Diversification	10

Leasing
Leasing Activity Summary	11
Year-To-Date Renewal Analysis	12
Lease Expirations	13-16

Capital Expenditures
Development, Leasing and Capital Expenditure Summary	17
Capital Expenditures	18
Year-to-Date Non Incremental Leasing Cost Analysis	19
Non-Incremental Leasing Cost Analysis	20
Non-Incremental Leasing Cost Analysis by City	21

Development
Summary of Land Held for Future Development	22
Summary of Development Activity	23
Description and Facts for Properties Under Development	24

Other Information
Acquisition and Disposition Activity	25
Description and Facts for Properties Acquired	26-28
Summary of Properties Owned and Managed	29
Selected Property Data	30-32
Summary of Financing	33
Return on Invested Capital/Stock Performance	34
Definitions of Non-GAAP Financial Measures	35-37

Financial Highlights

(dollar in thousands, except per share amounts, shares and units in thousands)

	For the Three Months Ended or as of
	6/30/2004	3/31/2004	12/31/2003	9/30/2003	6/30/2003
Financial Information (1)
Assets	2,274,336	2,186,998	2,271,932	2,221,897	2,212,761
Gross Book Value of Real Estate Assets	2,211,098	2,139,087	2,194,683	2,151,941	2,157,195
Unsecured Debt	413,900	307,450	300,000	247,050	282,500
Secured Debt	772,635	810,884	813,290	847,639	864,187
Weighted Average Maturity (years) (2)	4.4	4.6	4.6	4.8	5.0
NOI	57,560	58,961	58,662	56,584	56,595
Total Property Revenues (3)	93,326	92,949	90,640	89,065	91,282
Total Property Expenses (4)	33,413	32,829	31,536	30,570	32,820
Property NOI	59,913	60,120	59,104	58,495	58,462
Property Operating Margin	64.20%	64.68%	65.21%	65.68%	64.05%
Adjusted FFO/Share (5)	$0.76	$0.77	$0.77	$0.76	$0.78
Capitalization
Total Debt (1)	1,186,535	1,118,334	1,113,290	1,094,689	1,146,687
Total Common Shares Outstanding (6)	44,846	44,313	42,696	41,733	39,161
Total Convertible Preferred Shares Outstanding	3,774	3,774	3,774	3,774	3,774
Total OP Units Outstanding	1,437	1,437	1,475	1,488	1,491
Combined Shares and OP Units Outstanding	50,057	49,524	47,945	46,995	44,426
Share Price at Quarter End	$33.52	$36.90	$32.99	$31.00	$29.99
Equity Value of Common and Common Equivalents	1,677,911	1,827,436	1,581,706	1,456,845	1,332,336
Perpetual Preferred Equity	—	—	105,000	105,000	105,000
Total Market Capitalization	2,864,446	2,945,770	2,799,996	2,656,534	2,584,023
Debt/Total Market Capitalization	41.4%	38.0%	39.8%	41.2%	44.4%
Financial Ratios
Interest Coverage	2.99	3.11	2.98	2.86	2.85
Fixed Charge Coverage (including preferred dividends)	2.69	2.65	2.47	2.35	2.35
Adjusted FFO Pay-out (6)	74.20%	74.00%	73.29%	75.72%	72.08%
FAD Pay-out	101.04%	106.26%	115.81%	106.08%	97.26%
FAD Less Dividends	(288)	(1,394)	(3,662)	(1,509)	701
ROIC-Annualized NOI / Operating Real Estate	10.71%	10.89%	10.70%	10.67%	10.51%
ROIC-Annualized NOI / (Op. Real Estate + Net Deferred Leasing Cost)	9.87%	10.04%	9.84%	9.90%	9.78%
Annualized NOI / Total Assets (book value before depreciation)	9.11%	9.67%	9.06%	9.23%	9.28%
Debt / Total Assets (book value before depreciation)	46.96%	45.84%	43.01%	44.65%	47.00%
Debt / Annualized NOI	5.15	4.74	4.74	4.84	5.07

(1) - Amounts adjusted to Prentiss Properties’ ownership percentage for unconsolidated and consolidated joint ventures.

(2) - Excludes our line of credit.

(3) - Includes property revenues from discontinued operations.

(4) - Includes property expenses from discontinued operations.

(5) - Adjusted to add back impairment on real estate.

(6) - Includes 79,891 shares in treasury related to our deferred compensation plan.

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2004 Page 1

Calculation of FFO and FAD

For Common Shares and Common Share Equivalents

(000s, except per share data)

	Six Months Ended		Three Months Ended
	6/30/2004	6/30/2003	6/30/2004	3/31/2004	12/31/2003	9/30/2003	6/30/2003
Funds from Operations (FFO):
Net income	$35,791	$24,022	$18,792	$16,999	$21,177	$14,218	$8,512
Adjustments:
Real estate depreciation and amortization(1)	46,767	39,011	23,785	22,982	21,524	19,437	19,466
Minority interests (2)	1,034	757	538	496	670	448	244
Minority interest share of depreciation and amortization	(2,124)	—	(1,303)	(821)	—	—	—
Pro rata share of joint venture depreciation and amortization	1,480	1,471	744	736	750	739	738
Issue costs of preferred units redeemed	(1,600)	—	—	(1,600)	—	—	—
(Gain)/loss on sale of real estate	(11,407)	2,632	(10,091)	(1,316)	(7,525)	(85)	3,764
FFO applicable to common and common equivalents	$69,941	$67,893	$32,465	$37,476	$36,596	$34,757	$32,724
Impairment losses and debt defeasance related to real estate	5,316	1,792	5,316	—	—	—	1,792
Adjusted FFO applicable to common and common equivalents	$75,257	$69,685	$37,781	$37,476	$36,596	$34,757	$34,516
Weighted average common shares, units and common shares equivalents (diluted)	49,313	44,396	49,738	48,896	47,510	45,746	44,471
Adjusted FFO per weighted average shares outstanding (diluted)	$1.53	$1.57	$0.76	$0.77	$0.77	$0.76	$0.78
Funds Available for Distribution (FAD):
Adjusted FFO	$75,257	$69,685	$37,781	$37,476	$36,596	$34,757	$34,516
Adjustments:
Straight-line rent adjustment	(4,710)	(3,950)	(2,231)	(2,479)	(2,438)	(1,558)	(2,063)
FAS 141 adjustment	(246)	—	(256)	10	(5)	(385)	—
Amortization of deferred financing fees	1,161	1,073	582	579	575	692	550
Capital expenditures	(17,617)	(11,575)	(8,132)	(9,485)	(11,570)	(8,697)	(7,423)
FAD	$53,845	$55,233	$27,744	$26,101	$23,158	$24,809	$25,580
Weighted average common shares, units and common shares equivalents (diluted)	49,313	44,396	49,738	48,896	47,510	45,746	44,471
Dividend per share	$1.120	$1.120	$0.560	$0.560	$0.560	$0.560	$0.560
Total dividend declared	$55,766	$49,722	$28,032	$27,734	$26,820	$26,318	$24,879
Payout ratio of Adjusted FFO	74.10%	71.35%	74.20%	74.00%	73.29%	75.72%	72.08%
Payout ratio of FAD	103.57%	90.02%	101.04%	106.26%	115.81%	106.08%	97.26%

(1) - Excludes depreciation and amortization not related to real estate.

(2) - Represents the minority interest attributable to holders of common partnership units. The units are included in the share count.

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2004 Page 2

Calculation of NOI

(dollars in thousands)

	Six Months Ended		Three Months Ended
NOI	6/30/2004	6/30/2003	6/30/2004	3/31/2004	12/31/2003	9/30/2003	6/30/2003
Net income	$35,791	$24,022	$18,792	$16,999	$21,177	$14,218	$8,512
Adjustments:
Interest expense and amortization of financing	35,139	35,825	17,736	17,403	18,092	18,181	18,248
Real estate depreciation and amortization	46,767	39,011	23,785	22,982	21,524	19,437	19,466
Minority interests share of depreciation and amortization	(2,124)	—	(1,303)	(821)	—	—	—
Other depreciation and amortization	252	149	123	129	11	124	68
Tax expenses	(451)	896	(43)	(408)	403	(240)	—
Minority interests applicable to common units	1,034	757	538	496	670	448	244
Minority interests applicable to preferred units	1,204	4,318	—	1,204	1,971	2,159	2,159
Loss on investment in securities	420	—	420	—	—	—	—
(Gain)/loss on sales, net of related defeasance cost	(6,091)	2,632	(4,775)	(1,316)	(7,525)	(85)	3,764
Loss on impairment of discontinued operations	—	1,792	—	—	—	—	1,792
Equity in income of unconsolidated joint ventures	(1,174)	(1,338)	(596)	(578)	(622)	(595)	(712)
Net operating income of unconsolidated joint ventures	5,754	6,023	2,883	2,871	2,961	2,937	3,054

NOI	$116,521	$114,087	$57,560	$58,961	$58,662	$56,584	$56,595

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2004 Page 3

Prentiss Properties Trust

Consolidated Balance Sheets

(in thousands, except share and per share amounts)

	6/30/2004	3/31/2004	12/31/2003	9/30/2003	6/30/2003
Assets
Operating real estate:
Land	$345,089	$325,623	$325,623	$309,898	$313,621
Buildings and improvements	1,779,810	1,728,823	1,727,056	1,683,543	1,684,609
Less: accumulated depreciation	(221,575)	(222,080)	(210,944)	(200,034)	(198,194)

	1,903,324	1,832,366	1,841,735	1,793,407	1,800,036
Construction in progress	12,594	—	—	—	—
Land held for development	43,678	47,462	47,202	63,699	64,185
Deferred charges and other assets, net	224,019	207,291	207,795	194,484	180,210
Notes receivable	5,942	6,440	15,904	13,354	13,354
Receivables, net	51,030	49,451	47,412	43,137	41,097
Cash and cash equivalents	10,035	11,215	5,945	9,184	7,395
Escrowed cash	10,149	13,062	11,913	11,825	12,551
Investments in securities and insurance contracts	3,030	3,395	2,579	2,239	2,301
Investments in joint ventures and unconsolidated subsidiaries	12,774	14,274	14,215	14,326	14,535
Interest rate hedges	5,099	475	1,768	—	—

Total assets	$2,281,674	$2,185,431	$2,196,468	$2,145,655	$2,135,664

Liabilities and Shareholders’ Equity
Liabilities:
Mortgages and notes payable	$1,103,992	$1,034,934	$1,029,035	$1,009,596	$1,060,786
Interest rate hedges	5,277	10,476	9,842	11,398	14,855
Accounts payable and other liabilities	73,487	68,039	81,741	77,316	75,896
Mandatorily redeemable preferred units	—	—	10,000	10,000	—
Distributions payable	28,041	27,742	28,986	28,483	27,043

Total liabilities	1,210,797	1,141,191	1,159,604	1,136,793	1,178,580

Minority interest in operating partnership	27,738	27,476	123,058	122,974	132,622

Minority interest in real estate partnerships	77,843	69,841	1,565	1,645	1,512

Commitments and contingencies
Shareholders’ equity:
Preferred shares $.01 par value, 20,000,000 shares authorized, 3,773,585 shares issued and outstanding	100,000	100,000	100,000	100,000	100,000
Common shares $.01 par value, 100,000,000 shares authorized, 48,038,007 and 45,772,383 (includes 3,272,308 and 3,159,089 in treasury) shares issued and outstanding at June 30, 2004 and December 31, 2003, respectively	480	475	458	448	441
Additional paid-in capital	1,014,116	997,537	942,644	913,625	887,300
Common shares in treasury, at cost, 3,272,308 and 3,159,089 shares at June 30, 2004 and December 31, 2003, respectively	(82,159)	(82,115)	(78,000)	(77,985)	(120,545)
Unearned compensation	(4,254)	(4,782)	(2,176)	(2,569)	(2,963)
Accumulated other comprehensive income	564	(9,176)	(7,198)	(10,606)	(13,879)
Retained earnings/(distributions in excess of earnings)	(63,451)	(55,016)	(43,487)	(38,670)	(27,404)

Total shareholders’ equity	965,296	946,923	912,241	884,243	822,950

Total liabilities and shareholders’ equity	$2,281,674	$2,185,431	$2,196,468	$2,145,655	$2,135,664

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2004 Page 4

Prentiss Properties Trust

Consolidated Statements of Income

(in thousands, except per share amounts)

	Six Months Ended		Three Months Ended
	6/30/2004	6/30/2003	6/30/2004	3/31/2004	12/31/2003	9/30/2003	6/30/2003
Revenues:
Rental income	$178,151	$160,529	$90,856	$87,295	$84,372	$82,401	$81,134
Service business and other income	6,416	8,602	2,928	3,488	4,662	3,552	4,247

	184,567	169,131	93,784	90,783	89,034	85,953	85,381

Expenses:
Property operating and maintenance	45,298	40,300	23,050	22,248	23,854	20,232	20,211
Real estate taxes	20,251	19,149	10,347	9,904	6,176	8,043	9,486
General and administrative and personnel cost	5,370	5,628	2,785	2,585	2,613	2,747	3,232
Expenses of service business	4,115	5,121	2,466	1,649	2,914	2,478	2,902
Interest expense	33,024	33,497	16,825	16,199	16,882	16,853	17,069
Amortization of deferred financing costs	1,133	1,045	568	565	561	678	536
Depreciation and amortization	45,081	35,434	23,134	21,947	20,754	18,773	17,614

	154,272	140,174	79,175	75,097	73,754	69,804	71,050

Income from continuing operations before minority interests and equity in income of unconsolidated joint ventures	30,295	28,957	14,609	15,686	15,280	16,149	14,331
Minority interests	(2,223)	(5,169)	(594)	(1,629)	(2,608)	(2,602)	(2,564)
Equity in income of unconsolidated joint ventures	1,174	1,338	596	578	622	595	712
Loss on investment in securities	(420)	—	(420)	—	—	—	—

Income from continuing operations	28,826	25,126	14,191	14,635	13,294	14,142	12,479
Discontinued operations:
Income from discontinued operations including impairment losses	1,060	1,413	(23)	1,083	371	(6)	(384)
Gain/(loss) from disposition of discontinued operations	10,185	(4,542)	10,185	—	—	85	(4,542)
Loss from debt defeasance related to sale of real estate	(5,316)	—	(5,316)	—	—	—	—
Minority interest related to discontinued operations	(186)	115	(151)	(35)	(13)	(3)	181

	5,743	(3,014)	4,695	1,048	358	76	(4,745)
Income before gain on sale of properties	34,569	22,112	18,886	15,683	13,652	14,218	7,734
Gain/(loss) on sale of land	1,222	1,910	(94)	1,316	7,525	—	778

Net income	35,791	24,022	18,792	16,999	21,177	14,218	8,512
Preferred dividends	(5,826)	(4,226)	(2,113)	(3,713)	(2,113)	(2,113)	(2,113)

Net income applicable to common shareholders	$29,965	$19,796	$16,679	$13,286	$19,064	$12,105	$6,399

Net income per common share - basic	$0.68	$0.51	$0.38	$0.31	$0.45	$0.30	$0.16

Weighted average number of common shares outstanding - basic	43,906	38,973	44,386	43,426	42,059	40,231	38,996

Net income per common share - diluted	$0.68	$0.51	$0.37	$0.30	$0.45	$0.30	$0.16

Weighted average number of common shares and common share equivalents outstanding-diluted	44,094	39,128	44,527	43,670	42,255	40,484	39,204

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2004 Page 5

Joint Venture Financial Summary

As of and for the Quarter Ended June 30, 2004

(dollars in thousands)

	Unconsolidated Joint Ventures Prentiss Ownership %			Consolidated Joint Ventures Prentiss Ownership %
	Broadmoor Austin 50%	Tysons International 25%	Unconsolidated Joint Ventures Total	Prentiss Office Investors 51%	Del Mar Heights 70%	Consolidated Joint Ventures Total
Results of Operations
Rental income before straight-line	$2,639	$711	$3,350	$2,427	$—	$2,427
Straight-line adjustment	(131)	6	(125)	107	—	107
Other income	1	2	3	—	—	—

Revenues	2,509	719	3,228	2,534	—	2,534
Property operating expense	(97)	(248)	(345)	(928)	(48)	(976)
Depreciation and amortization	(532)	(212)	(744)	(1,356)	—	(1,356)
Interest expense	(1,243)	(286)	(1,529)	—	—	—
Amortization of deferred financing cost	(10)	(4)	(14)	—	—	—

Net income	$627	$(31)	$596	$250	$(48)	$202

Add:
Depreciation	532	212	744	1,356	—	1,356

Funds from operations	$1,159	$181	$1,340	$1,606	$(48)	$1,558

Add:
Interest expense	1,243	286	1,529	—	—	—
Amortization of deferred financing cost	10	4	14	—	—	—

NOI	$2,412	$471	$2,883	$1,606	$(48)	$1,558

Balance Sheet Information
Real estate book value	$70,034	$24,846	$94,880	$63,901	$8,299	$72,200
Accumulated depreciation	(27,953)	(3,824)	(31,777)	(835)	—	(835)

Real estate book value after depreciation	$42,081	$21,022	$63,103	$63,066	$8,299	$71,365
Assets	$50,224	$23,768	$73,992	$80,243	$9,878	$90,121
Debt (1)	$67,662	$14,881	$82,543	$—	$—	$—
Equity	$(17,741)	$8,491	$(9,250)	$78,239	$9,245	$87,484

(1) - All joint venture debt is non-recourse.

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2004 Page 6

Same Store Growth

(in thousands, except per share amounts)

		Three Months Ended June 30,
		2004	2003
Revenues:
Rental income		$81,229	$80,708
Less:
Straight-line rent adjustment		1,986	2,003
Termination fee income		620	400
Management and other fees, net		31	69

		78,654	78,374	0.4%

Expenses:
Property operating and maintenance		21,469	19,786	8.5%
Real estate taxes		9,140	9,408	-2.8%

		30,609	29,194	4.8%

		48,045	49,180	-2.3%

Occupancy		91.1%	90.6%

Properties	112

Square Feet	15,755

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2004 Page 7

Portfolio Analysis: Operating Properties

	Percentage of EBITDA by Location and Building Type For the Quarter Ended 6/30/04			Percentage Leased by Location and Building Type at June 30, 2004			Rentable Square Footage (000s) of Properties by Location and Building Type at June 30, 2004
	Office	Industrial	Total	Office	Industrial	Total	Office	Industrial	Total	% of Total
Core Markets
Metropolitan Washington, D.C.	28.1%		28.1%	89.8%		89.8%	4,000		4,000	21.6%
Dallas / Fort Worth	21.5%		21.5%	90.0%		90.0%	4,718		4,718	25.5%
Austin	13.8%		13.8%	98.1%		98.1%	1,673		1,673	9.0%
Chicago	10.7%	1.0%	11.7%	80.3%	96.2%	84.0%	2,262	682	2,944	15.9%
San Diego	6.6%	1.8%	8.4%	94.3%	98.9%	95.7%	814	359	1,173	6.3%
Northern California	7.9%		7.9%	91.5%		91.5%	1,313		1,313	7.1%
Other Markets
Los Angeles		3.2%	3.2%		100.0%	100.0%		1,253	1,253	6.8%
Denver	2.5%		2.5%	88.7%		88.7%	709		709	3.8%
Houston	2.0%		2.0%	83.9%		83.9%	466		466	2.5%
Detroit	1.0%		1.0%	86.4%		86.4%	242		242	1.3%

	93.9%	6.1%	100.0%	89.5%	98.7%	90.6%	16,197	2,294	18,491	100.0%

				Percentage of Total			87.6%	12.4%	100.0%

Notes:

(1) - Analysis relates to operating properties owned at the end of the period only.

(2) - Jointly owned properties are included at Prentiss Properties Trust’s ownership share.

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2004 Page 8

Significant Tenants

June 30, 2004

Tenants	Number of Properties	Annualized Base Rental Revenue ($000)’s	Percentage of Company Annualized Base Rental Revenue	Square Feet Leased (000)’s	Percentage of Company Leased Sq. Ft.	Month of Lease Expiration (Sq.Ft. in 000’s)
IBM	4	18,576	6%	973	6%	3/06 (169); 1/08 (24); 8/08 (150); 9/09 (163); 3/11 (387); 1/13 (80)
Kaiser Foundation Health Plan	1	9,623	3%	312	2%	2/11
7-11, Inc.	1	9,425	3%	504	3%	4/07
Northrop Grumman Corporation	4	7,144	2%	267	2%	7/05 (64); 8/07 (73); 3/08 (104); 4/08 (26)
General Services Administration-U.S. Govt	5	5,542	2%	293	2%	1/05 (19); 1/06 (53); 2/06 (19); 2/07 (36); 4/07 (3); 9/12 (9);
						2/13 (51); 9/13 (103)
Verizon Communications	4	5,384	2%	282	2%	12/04 (101); 4/06 (172); 8/08 (9)
AT & T	2	5,266	2%	205	1%	12/05 (38); 4/06 (1); 5/09 (166)
American Management Systems	1	5,008	2%	264	2%	2/11
R.R. Donnelley	2	4,959	2%	303	2%	10/04 (46); 8/11 (257)
Aspen Systems Corporation	1	4,593	1%	208	1%	9/07
Burlington Resources	1	4,266	1%	199	1%	6/13
Americredit	1	4,165	1%	238	1%	5/11
Vignette	3	4,054	1%	201	1%	9/05 (58); 5/08 (33); 11/11 (110)
World Savings & Loan	1	3,965	1%	148	1%	12/07
National Union Fire Insurance (AIG)	1	3,915	1%	193	1%	2/09
Brandes Investments	1	3,808	1%	123	1%	9/11
Exxon Mobil	1	3,790	1%	205	1%	8/04
Thomson Corporation	2	3,671	1%	210	1%	5/11 (82); 7/13 (128)
Sprint Communications	4	3,481	1%	200	1%	7/04 (171); 2/05 (18); 1/06 (11)
HMSHost	1	3,267	1%	102	1%	12/06

Total:		113,902	36%	5,430	32%

Total Company		316,524		16,755

The above table sets forth a schedule of the Company’s 20 largest tenants including subsidiaries for the Operating Properties as of June 30, 2004, based upon annualized base rents. Annualized base rental revenue is based on actual June 2004 billings times 12. For leases whose rent commences after July 1, 2004, annualized base rental revenue is based on the first month’s billing times 12. As annualized base rental revenue is not derived from the historical GAAP results, historical results may differ from those set forth above.

The above table includes office and industrial properties, with Broadmoor Austin, 8260 Greensboro Drive, 1676 International Drive and Prentiss Office Investors, LP listed at their ownership percentage.

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2004 Page 9

Industry Diversification

June 30, 2004

Industry Classification	Annualized Base Rental Revenue ($000)’s	Percentage of Company Annualized Base Rental Revenue	Square Feet Leased (000)’s	Percentage of Total Company Leased Sq. Ft.
Computer Systems Design	51,911	16%	2,563	15%
Management / Scientific & Technical	25,021	8%	1,139	7%
Insurance Carriers	21,490	7%	1,117	7%
Legal Services	15,361	5%	693	4%
Broadcasting / Telecommunication	14,321	5%	707	4%
Securities, Commodity / Other	13,852	4%	616	4%
Ambulatory Health Care Services	13,607	4%	507	3%
Other Professional - Scientific	12,304	4%	587	4%
Architectural / Engineering	10,075	3%	428	3%
Food & Beverage Stores	9,584	3%	522	3%
Commerical Banking	8,940	3%	460	3%
Information Services / Data Processing	8,418	3%	418	2%
Monetary Authority - Central Bank	8,357	3%	326	2%
Real Estate	7,813	2%	387	2%
Computer/Electronic Product Manufacturing	6,915	2%	375	2%
Printing & Related Support	5,899	2%	381	2%
Accounting / Tax Preparation / Payroll	5,598	2%	218	1%
Warehousing / Storage Facilities	5,382	2%	1,039	6%
Oil & Gas Extraction	4,948	2%	300	2%
Food Services / Drinking Places	4,227	1%	232	1%
Funds, Trusts & Other Financial	4,209	1%	244	1%
Specialized Design Services	4,151	1%	217	1%
Petroleum & Coal Products	3,790	1%	205	1%
Chemical Manufacturing	3,530	1%	205	1%
Administration / Support Service	3,435	1%	165	1%
Food Manufacturingg	3,187	1%	207	1%
Accommodations	2,795	1%	106	1%
Miscellaneous Manufacturing	2,442	1%	422	3%
Rental/Leasing Services	2,101	1%	88	1%
Housing/Urban Planning/Development	2,066	1%	112	1%
Other	30,795	10%	1,769	11%

Total:	316,524	100%	16,755	100%

The above table lists the Company’s 30 largest industry classifications based on annualized contractual base rent of the Operating Properties.

The Company’s tenants are classified according to the U.S. Government’s new North American Industrial Classification System (NAICS) which is replacing the Standard Industrial Code (SIC) system.

The above table includes office and industrial properties, with Broadmoor Austin, 8260 Greensboro Drive, 1676 International Drive and Prentiss Office Investors, LP listed at their ownership percentage.

Annualized base rental revenue is based on actual June 2004 billings times 12. For leases whose rent commences after July 1, 2004, annualized base rental revenue is based on the first month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2004 Page 10

Leasing Activity Summary

For the Quarter Ended June 30, 2004

	6/30/04		% Leased at 3/31/04	KSF Leased at 3/31/04	KSF Expiring During Period	Leasing Activity(KSF) :				KSF Leased at 6/30/04	% Leased at 6/30/04	Cash Net Rent / SF		Straight-lined Net Rent /SF		% Increase of SL Net Rent

												Expiring Leases	Leasing Activity	Expiring Leases	Leasing Activity
	KSF	%				Renew	Expand	New	Acquire
Office Properties
Oakland	1,007	5%	98%	984	(81)	16	56	7	0	982	98%	$15.83	$16.90	$15.68	$17.81	14%
Silicon Valley	306	2%		0	0	0	0	0	220	220	72%
San Diego	814	4%	97%	761	(46)	15	7	6	25	768	94%	$19.93	$19.30	$19.60	$20.41	4%
Chicago	2,262	12%	81%	1,821	(29)	11	1	12	0	1,816	80%	$22.80	$9.81	$22.16	$12.86	-42%
Austin	1,673	9%	97%	1,628	(8)	0	20	2	0	1,642	98%	$14.31	$9.40	$14.18	$9.64	-32%
Dallas	3,693	20%	90%	2,169	(66)	16	38	6	1,096	3,259	88%	$11.03	$8.29	$10.92	$9.13	-16%
Fort Worth	1,025	6%	96%	988	(3)	0	0	0	0	985	96%
Northern Virginia	2,737	15%	90%	2,452	(50)	50	0	86	0	2,538	93%	$14.34	$13.64	$13.56	$15.71	16%
Suburban Maryland	1,263	7%	84%	1,062	(25)	15	0	0	0	1,052	83%	$19.41	$18.02	$18.17	$19.32	6%

Subtotal - Core Markets	14,780	80%	90%	11,865	(308)	123	122	119	1,341	13,262	90%	$15.31	$13.57	$14.84	$15.04	1%

Denver	709	4%	88%	623	0	0	0	6	0	629	89%	$9.02	$4.49	$8.81	$7.29	-17%
Detroit	242	1%	80%	197	0	0	0	12	0	209	86%	$20.47	$11.20	$18.74	$11.28	-40%
Houston	466	3%	81%	378	(4)	1	8	8	0	391	84%	$14.51	$9.13	$14.51	$9.57	-34%

Subtotal - Other Markets	1,417	8%	84%	1,198	(4)	1	8	26	0	1,229	87%	$15.61	$9.04	$14.98	$9.77	-35%

Total - Office Properties	16,197	88%	90%	13,063	(312)	124	130	145	1,341	14,491	89%	$15.34	$13.18	$14.86	$14.57	-2%

Industrial Properties

Los Angeles	1,253	7%	100%	1,253	(95)	53	0	42	0	1,253	100%	$5.45	$6.30	$5.32	$6.64	25%
San Diego	359	2%	98%	352	(5)	5	1	2	0	355	99%	$7.83	$9.87	$7.36	$10.08	37%
Chicago	682	4%	96%	656	0	0	0	0	0	656	96%

Total - Industrial Props.	2,294	12%	99%	2,261	(100)	58	1	44	0	2,264	99%	$5.63	$6.58	$5.48	$6.91	26%

Total Properties	18,491	100%	91%	15,324	(412)	182	131	189	1,341	16,755	91%

Notes:	The Leasing Activity Summary reflects activity for all operating properties. Rates for “Expiring Leases” relate to the lease previously occupying the space.

“Net Rent” means the fixed base rental amount paid by tenants under the terms of the related lease agreement less any portion of that base rent used by landlord to offset real estate taxes, utility charges, and other operating expenses incurred in connection with the leased space. Square footage shown at Prentiss Properties Trust’s ownership percentage.

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2004 Page 11

Year-To-Date Renewal Analysis

For the Period Ended June 30, 2004

	Q1 2004		Q2 2004		YTD 2004
Percentage of Tenants Retained on a Square Footage Basis	Expiring SF	Renewal Rate	Expiring SF	Renewal Rate	Expiring SF	Renewal Rate
Office	332	45%	312	71%	644	57%
Industrial	90	32%	100	58%	190	46%

Total	422	42%	412	67%	834	55%

	Q1 2004		Q2 2004		YTD 2004
Percentage of Tenants Retained on a Number of Leases Basis	Expiring Leases	Renewal Rate	Expiring Leases	Renewal Rate	Expiring Leases	Renewal Rate
Office	54	61%	51	63%	105	62%
Industrial	9	44%	6	83%	15	60%

Total	63	59%	57	65%	120	62%

Notes:	The calculation is based upon the percentage of expiring leases in the appropriate building with a tenant or subtenant being retained in the expiring space or an existing tenant expanding into the expiring space.

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2004 Page 12

Lease Expirations

From July 1, 2004

Office Properties

		2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	Thereafter
Southwest Office	Square Feet Expiring (000’s)	519	640	627	1,114	550	900	357	1,025	143	646	385
	Square Feet as a % of NRA	7%	8%	8%	15%	7%	12%	5%	14%	2%	9%	5%
	Annualized Base Rent in Expiring Year (000’s)	$8,894	$11,864	$12,663	$21,119	$9,788	$18,575	$6,657	$21,455	$3,130	$11,853	$6,341
	Annualized Base Rent PSF in Expiring Year	$17.14	$18.54	$20.20	$18.96	$17.80	$20.64	$18.65	$20.93	$21.89	$18.35	$16.47
	Number of Leases Expiring	45	53	45	56	47	39	14	12	5	8	7
Mid-Atlantic Office	Square Feet Expiring (000’s)	404	254	640	600	299	437	266	435	82	9	164
	Square Feet as a % of NRA	10%	6%	16%	15%	7%	11%	7%	11%	2%	0%	4%
	Annualized Base Rent in Expiring Year (000’s)	$8,406	$6,846	$16,618	$14,949	$8,257	$12,052	$6,906	$10,551	$2,642	$232	$4,701
	Annualized Base Rent PSF in Expiring Year	$20.81	$26.95	$25.97	$24.92	$27.62	$27.58	$25.96	$24.26	$32.22	$25.78	$28.66
	Number of Leases Expiring	21	28	41	32	18	25	14	7	2	2	6
Midwest Office	Square Feet Expiring (000’s)	84	160	205	135	115	131	82	379	197	237	300
	Square Feet as a % of NRA	3%	6%	8%	5%	5%	5%	3%	15%	8%	9%	12%
	Annualized Base Rent in Expiring Year (000’s)	$2,163	$3,276	$4,751	$3,420	$2,235	$2,929	$1,783	$9,299	$4,567	$5,135	$7,018
	Annualized Base Rent PSF in Expiring Year	$25.75	$20.48	$23.18	$25.33	$19.43	$22.36	$21.74	$24.54	$23.18	$21.67	$23.39
	Number of Leases Expiring	16	26	24	24	21	22	6	8	11	10	15
Northern California Office	Square Feet Expiring (000’s)	39	58	58	223	117	30	82	312	47	0	236
	Square Feet as a % of NRA	3%	4%	4%	17%	9%	2%	6%	24%	4%	0%	18%
	Annualized Base Rent in Expiring Year (000’s)	$1,179	$1,891	$1,805	$6,452	$3,495	$1,052	$2,867	$10,262	$1,364	$0	$4,364
	Annualized Base Rent PSF in Expiring Year	$30.23	$32.60	$31.12	$28.93	$29.87	$35.07	$34.96	$32.89	$29.02	$0.00	$18.49
	Number of Leases Expiring	12	16	9	18	7	6	3	1	1	0	2
Southern California Office	Square Feet Expiring (000’s)	79	123	107	91	120	71	31	124	1	12	9
	Square Feet as a % of NRA	10%	15%	13%	11%	15%	9%	4%	15%	0%	1%	1%
	Annualized Base Rent in Expiring Year (000’s)	$2,097	$3,300	$2,687	$2,469	$3,410	$2,153	$1,156	$4,311	$58	$469	$323
	Annualized Base Rent PSF in Expiring Year	$26.54	$26.83	$25.11	$27.13	$28.42	$30.32	$37.29	$34.77	$58.00	$39.08	$35.89
	Number of Leases Expiring	31	45	31	27	16	13	2	1	1	1	1
Total Office Properties	Square Feet Expiring (000’s)	1,125	1,235	1,637	2,163	1,201	1,569	818	2,275	470	904	1,094
	Square Feet as a % of NRA	7%	8%	10%	13%	7%	10%	5%	14%	3%	6%	7%
	Annualized Base Rent in Expiring Year (000’s)	$22,739	$27,177	$38,524	$48,409	$27,185	$36,761	$19,369	$55,878	$11,761	$17,689	$22,747
	Annualized Base Rent PSF in Expiring Year	$20.21	$22.01	$23.53	$22.38	$22.64	$23.43	$23.68	$24.56	$25.02	$19.57	$20.79
	Number of Leases Expiring	125	168	150	157	109	105	39	29	20	21	31

Note:	“Base Rent” means the fixed base rental amount paid by tenants under the terms of the related lease agreement. Base Rent may or may not include payments on account of base year real estate taxes, utility charges, and other operating expenses, according to the terms of the specific lease.

Note:	The above schedule represents remaining leasing exposure (expiring space with no signed lease to take the place of the expiring lease).

Supplemental Operating and Financial data	Prentiss Properties Trust	2nd Quarter 2004 Page 13

Lease Expirations

From July 1, 2004

Industrial Properties

		2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	Thereafter
Midwest Industrial	Square Feet Expiring (000’s)	110	0	201	28	267	50	0	0	0	0	0
	Square Feet as a % of NRA	16%	0%	29%	4%	39%	7%	0%	0%	0%	0%	0%
	Annualized Base Rent in Expiring Year (000’s)	$385	$0	$703	$165	$988	$262	$0	$0	$0	$0	$0
	Annualized Base Rent PSF in Expiring Year	$3.50	$0.00	$3.50	$5.89	$3.70	$5.24	$0.00	$0.00	$0.00	$0.00	$0.00
	Number of Leases Expiring	1	0	2	2	1	1	0	0	0	0	0
Southern California Industrial	Square Feet Expiring (000’s)	197	398	118	434	185	276	0	0	0	0	0
	Square Feet as a % of NRA	12%	25%	7%	27%	11%	17%	0%	0%	0%	0%	0%
	Annualized Base Rent in Expiring Year (000’s)	$1,210	$3,300	$1,415	$3,016	$1,421	$2,145	$0	$0	$0	$0	$0
	Annualized Base Rent PSF in Expiring Year	$6.14	$8.29	$11.99	$6.95	$7.68	$7.77	$0.00	$0.00	$0.00	$0.00	$0.00
	Number of Leases Expiring	7	16	8	8	5	8	0	0	0	0	0
Total Industrial Properties	Square Feet Expiring (000’s)	307	398	319	462	452	326	0	0	0	0	0
	Square Feet as a % of NRA	13%	17%	14%	20%	20%	14%	0%	0%	0%	0%	0%
	Annualized Base Rent in Expiring Year (000’s)	1,595	3,300	2,118	3,181	2,409	2,407	0	0	0	0	0
	Annualized Base Rent PSF in Expiring Year	$5.20	$8.29	$6.64	$6.89	$5.33	$7.38	$0.00	$0.00	$0.00	$0.00	$0.00
	Number of Leases Expiring	8	16	10	10	6	9	0	0	0	0	0

Note:	“Base Rent” means the fixed base rental amount paid by tenants under the terms of the related lease agreement. Base Rent may or may not include payments on account of base year real estate taxes, utility charges and other operating expenses, according to the terms of the specific lease.

Note:	The above schedule represents remaining leasing exposure (expiring space with no signed lease to take the place of the expiring lease).

Supplemental Operating and Financial data	Prentiss Properties Trust	2nd Quarter 2004 Page 14

Lease Expirations for the Next Four Quarters

From July 1, 2004

Office Properties

		Qtr 3 2004	Qtr 4 2004	Qtr 1 2005	Qtr 2 2005	Total
Southwest Office	Square Feet Expiring (000’s)	390	129	68	227	814
	Square Feet as a % of NRA	5%	2%	1%	3%	11%
	Annualized Base Rent in Expiring Year (000’s)	$6,415	$2,479	$1,377	$3,979	$14,250
	Annualized Base Rent PSF in Expiring Year	$16.45	$19.22	$20.25	$17.53	$17.51
	Number of Leases Expiring	22	23	10	12	67
Mid-Atlantic Office	Square Feet Expiring (000’s)	185	219	22	67	493
	Square Feet as a % of NRA	5%	5%	1%	2%	12%
	Annualized Base Rent in Expiring Year (000’s)	$3,484	$4,922	$623	$1,876	$10,905
	Annualized Base Rent PSF in Expiring Year	$18.83	$22.47	$28.32	$28.00	$22.12
	Number of Leases Expiring	10	11	6	6	33
Midwest Office	Square Feet Expiring (000’s)	75	9	45	6	135
	Square Feet as a % of NRA	3%	0%	2%	0%	5%
	Annualized Base Rent in Expiring Year (000’s)	$2,013	$150	$1,160	$120	$3,443
	Annualized Base Rent PSF in Expiring Year	$26.84	$16.67	$25.78	$20.00	$25.50
	Number of Leases Expiring	11	5	9	1	26
Northern California Office	Square Feet Expiring (000’s)	4	35	23	31	93
	Square Feet as a % of NRA	0%	3%	2%	2%	7%
	Annualized Base Rent in Expiring Year (000’s)	$129	$1,050	$665	$990	$2,834
	Annualized Base Rent PSF in Expiring Year	$32.25	$30.00	$28.91	$31.94	$30.47
	Number of Leases Expiring	2	10	5	5	22
Southern California Office	Square Feet Expiring (000’s)	35	44	27	32	138
	Square Feet as a % of NRA	4%	5%	3%	4%	17%
	Annualized Base Rent in Expiring Year (000’s)	$1,009	$1,088	$701	$861	$3,659
	Annualized Base Rent PSF in Expiring Year	$28.83	$24.73	$25.96	$26.91	$26.51
	Number of Leases Expiring	15	16	10	12	53
Total Office Properties	Square Feet Expiring (000’s)	689	436	185	363	1,673
	Square Feet as a % of NRA	4%	3%	1%	2%	10%
	Annualized Base Rent in Expiring Year (000’s)	$13,050	$9,689	$4,526	$7,826	$35,091
	Annualized Base Rent PSF in Expiring Year	$18.94	$22.22	$24.46	$21.56	$20.97
	Number of Leases Expiring	60	65	40	36	201

Note:	“Base Rent” means the fixed base rental amount paid by tenants under the terms of the related lease agreement. Base Rent may or may not include payments on account of base year real estate taxes, utility charges, and other operating expenses, according to the terms of the specific lease.

Note:	The above schedule represents remaining leasing exposure (expiring space with no signed lease to take the place of the expiring lease).

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2004 Page 15

Lease Expirations for the Next Four Quarters

From July 1, 2004

Industrial Properties

		Qtr 3 2004	Qtr 4 2004	Qtr 1 2005	Qtr 2 2005	Total
Midwest Industrial	Square Feet Expiring (000’s)	0	110	0	0	110
	Square Feet as a % of NRA	0%	16%	0%	0%	16%
	Annualized Base Rent in Expiring Year (000’s)	$0	$385	$0	$0	$385
	Annualized Base Rent PSF in Expiring Year	$0.00	$3.50	$0.00	$0.00	$3.50
	Number of Leases Expiring	0	1	0	0	1
Southern California Industrial	Square Feet Expiring (000’s)	148	49	26	209	432
	Square Feet as a % of NRA	9%	3%	2%	13%	27%
	Annualized Base Rent in Expiring Year (000’s)	$888	$322	$322	$1,917	$3,449
	Annualized Base Rent PSF in Expiring Year	$6.00	$6.57	$12.38	$9.17	$7.98
	Number of Leases Expiring	3	4	3	7	17
Total Industrial Properties	Square Feet Expiring (000’s)	148	159	26	209	542
	Square Feet as a % of NRA	6%	7%	1%	9%	24%
	Annualized Base Rent in Expiring Year (000’s)	888	707	322	1,917	$3,834
	Annualized Base Rent PSF in Expiring Year	$6.00	$4.45	$12.38	$9.17	$7.07
	Number of Leases Expiring	3	5	3	7	18

Note:	“Base Rent” means the fixed base rental amount paid by tenants under the terms of the related lease agreement. Base Rent may or may not include payments on account of base year real estate taxes, utility charges, and other operating expenses, according to the terms of the specific lease.

Note:	The above schedule represents remaining leasing exposure (expiring space with no signed lease to take the place of the expiring lease).

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2004 Page 16

Development, Leasing and

Capital Expenditures Summary

	(000s) For the Three Months Ended
	6/30/2004	3/31/2004	12/31/2003	9/30/2003	6/30/2003
Development (1)	$655	$37	$4,615	$103	$386
Re-development (2)	453	1,450	1,319	592	1,427

Subtotal Developments	1,108	1,487	5,934	695	1,813

Incremental Leasing Costs (3)	1,843	908	972	497	285
Incremental Capital Expenditures (4)	73	319	1,204	52	266

Subtotal Incremental	1,916	1,227	2,176	549	551

Non-incremental Leasing Costs (5)	7,372	7,748	10,370	8,275	6,391
Non-incremental Capital Expenditures (5)	760	1,737	1,200	396	1,028

Subtotal Non-Incremental	8,132	9,485	11,570	8,671	7,419

Total Capital Expenditures	$11,156	$12,199	$19,680	$9,915	$9,783

(1)	Development includes all new construction costs related to base building and all costs associated with leasing these new properties.

(2)	Redevelopment costs are related to 123 North Wacker. We classify projects as redevelopments if we make substantial improvements to the property, which change the character of the asset and result in development type returns on capital. Since our IPO, 123 North Wacker and Park West at Dulles are the only redevelopments we have done.

(3)	Incremental Leasing Costs include costs to lease any shell space in our developments after they have been moved to our operating portfolio. Incremental Leasing Costs also include costs to lease shell or vacant space acquired by acquisition.

(4)	Incremental Capital Expenditures include costs incurred to expand rentable square footage in a project or are capital improvements that we identified as necessary at the time of acquisition and are then completed as soon as practicable and possible after acquisition. Additionally, costs of major renovations that raise the class level of the property are considered Incremental Capital Expenditures.

(5)	Non-incremental leasing costs are all leasing costs that are not incremental leasing costs. All capital expenditures that are not incremental capital expenditures are non-incremental capital expenditures.

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2004 Page 17

Capital Expenditures Detail

For the Quarter Ended June 30, 2004

(000s)

Non-Incremental

	Common Area	Landscaping & Parking Lot	Base Building	Roofing	Other	Total
Office	$107	$36	$557	$0	$18	$718
Industrial	—	6	16	20	—	42

Total	$107	$42	$573	$20	$18	$760

Incremental

	Common Area	Landscaping & Parking Lot	Base Building (1)	Roofing	Other (1)	Total
Office	$114	$54	($93)	$0	($2)	$73
Industrial	—	—	—	—	—	—

Total	$114	$54	($93)	$0	($2)	$73

(1)	Negative amounts result from the reclassification of previously capitalized expenditures.

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2004 Page 18

Year-To-Date Non-Incremental Leasing Cost Analysis

For the Period Ended June 30, 2004

	Q1 2004			Q2 2004			Total 2004
	KSF	Leasing Cost /Sq Ft		KSF	Leasing Cost /Sq Ft		KSF	Leasing Cost /Sq Ft
Office		for Term	per Year		for Term	per Year		for Term	per Year
Renewals	108	$5.42	$1.56	124	$11.94	$1.98	232	$8.90	$1.78
Expansions	34	$15.29	$2.30	124	$20.90	$3.35	158	$19.69	$3.12
New Leases	72	$17.89	$2.89	138	$20.38	$2.89	210	$19.53	$2.89

	214	$11.18	$2.29	386	$17.84	$2.76	600	$15.46	$2.52

	Q1 2004			Q2 2004			Total 2004
	KSF	Leasing Cost /Sq Ft		KSF	Leasing Cost /Sq Ft		KSF	Leasing Cost /Sq Ft
Industrial		for Term	per Year		for Term	per Year		for Term	per Year
Renewals	29	$1.67	$0.84	58	$1.52	$0.39	87	$1.57	$0.54
Expansions	1	$9.46	$4.73	1	$3.14	$1.05	2	$6.30	$2.89
New Leases	45	$3.37	$0.67	44	$2.64	$0.54	89	$3.01	$0.61

	75	$2.79	$0.79	103	$2.01	$0.46	178	$2.34	$0.60

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2004 Page 19

Non-Incremental Leasing Cost Analysis

For the Quarter Ended June 30, 2004

	Number of Leases	Square Feet	Average Term In Years	Weighted Average TI‘s/Commissions		Straight-Lined Net Rent
				Per Sq Ft For Term	Per Sq Ft Per Year
Office
Renewals	26	124,000	6	$11.94	$1.98	$15.35
Expansions	11	124,000	6	$20.90	$3.35	$14.01
New Leases	22	138,000	7	$20.38	$2.89	$14.47

Total	59	386,000	6	$17.84	$2.76	$14.60

Industrial
Renewals	5	58,000	4	$1.52	$0.39	$6.89
Expansions	1	1,000	3	$3.14	$1.05	$7.74
New Leases	3	44,000	5	$2.64	$0.54	$6.90

Total	9	103,000	4	$2.01	$0.46	$6.90

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2004 Page 20

Non-Incremental Leasing Cost Analysis By City

For the Quarter Ended June 30, 2004

	NRA KSF	Renewals						Expansions						New Leases
		No. of Leases	KSF	Ave. Term in Years	Weighted Average Leasing Costs		S/L Net Rent	No. of Leases	KSF	Ave. Term in Years	Weighted Average Leasing Costs		S/L Net Rent	No. of Leases	KSF	Ave. Term in Years	Weighted Average Leasing Costs		S/L Net Rent
Property					/SF	/SF/Yr					/SF	/SF/Yr					/SF	/SF/Yr
Office Properties
Oakland Properties	1,007	4	16	2	$1.43	$0.72	$16.01	1	56	8	$18.47	$2.31	$18.60	1	7	5	$21.25	$4.25	$15.62
Silicon Valley	306	0	0	0	$0.00	$0.00	$0.00	0	0	0	$0.00	$0.00	$0.00	0	0	0	$0.00	$0.00	$0.00
San Diego Properties	814	9	15	3	$2.46	$0.82	$19.15	2	7	5	$12.22	$2.44	$20.84	2	5	4	$8.95	$2.24	$22.97
Denver Properties	709	0	0	0	$0.00	$0.00	$0.00	0	0	0	$0.00	$0.00	$0.00	1	6	5	$17.57	$3.51	$7.29
Chicago Properties	2,262	3	11	6	$14.79	$2.47	$13.60	0	0	0	$0.00	$0.00	$0.00	2	12	8	$8.99	$1.12	$11.59
Detroit Properties	242	0	0	0	$0.00	$0.00	$0.00	0	0	0	$0.00	$0.00	$0.00	2	12	8	$28.52	$3.57	$11.28
Austin Properties	1,673	0	0	0	$0.00	$0.00	$0.00	3	15	4	$20.78	$5.20	$10.45	1	2	2	$0.00	$0.00	$12.64
Dallas Properties	3,693	3	16	5	$7.18	$1.44	$10.99	2	38	5	$26.42	$5.28	$8.24	4	6	2	$5.14	$2.57	$9.78
Fort Worth Properties	1,025	0	0	0	$0.00	$0.00	$0.00	0	0	0	$0.00	$0.00	$0.00	0	0	0	$0.00	$0.00	$0.00
Houston Properties	466	1	1	1	$0.00	$0.00	$11.16	3	8	5	$19.51	$3.90	$10.05	3	8	5	$15.65	$3.13	$8.89
Northern Virginia Properties	2,737	3	50	9	$18.86	$2.10	$14.66	0	0	0	$0.00	$0.00	$0.00	6	80	8	$23.85	$2.98	$16.24
Suburban Maryland	1,263	3	15	5	$13.35	$2.67	$19.32	0	0	0	$0.00	$0.00	$0.00	0	0	0	$0.00	$0.00	$0.00

Subtotal - Office Properties	16,197	26	124	6	$11.94	$1.98	$15.35	11	124	6	$20.90	$3.35	$14.01	22	138	7	$20.38	$2.89	$14.47

Industrial Properties
Los Angeles Properties	1,253	2	53	4	$1.44	$0.36	$6.64	0	0	0	$0.00	$0.00	$0.00	1	42	5	$2.15	$0.43	$6.63
San Diego Properties	359	3	5	3	$2.33	$0.78	$9.57	1	1	3	$3.14	$1.05	$7.74	2	2	2	$12.98	$6.49	$12.54
Chicago Properties	682	0	0	0	$0.00	$0.00	$0.00	0	0	0	$0.00	$0.00	$0.00	0	0	0	$0.00	$0.00	$0.00

Subtotal - Industrial Properties	2,294	5	58	4	$1.52	$0.39	$6.89	1	1	3	$3.14	$1.05	$7.74	3	44	5	$2.64	$0.54	$6.90

Total Properties	18,491	31	182	5				12	125	6				25	182	7

Note:	Square footage shown at Prentiss’ ownership percentage. Straight-lined Net Rent represents base rent straight-lined over the term of the lease, net of any operating cost recovery portion of base rent.

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2004 Page 21

Summary of Land Held for Future Development

Quarter Ended June 30, 2004

(in thousands, except acres)

Project	Market	Acres		Buildable Square Feet	Month of Acquisition	Cost Basis(1)	Comments
Land for Office Development
Park West Commerce Center	Dallas/Fort Worth	7.400		160	Jun-97	$1,449	Adjacent to IBM Call Center and Lakeview Center.
Park West C-1	Dallas/Fort Worth	4.700		350	Jun-97	1,851	Adjacent to Park West C-2.
Oakland B Site	San Francisco Bay Area	0.867		300	Mar-98	2,312	Adjacent to World Savings Center in Lake Merritt Financial District.
WestPoint II	Dallas/Fort Worth	5.300		150	Apr-98	2,757	Adjacent to WestPoint I.
Natomas Corporate Center IV	Sacramento	10.933		176	Apr-98	3,483	Within the Natomas Corporate Center office park.
Millennium Center	Dallas/Fort Worth	4.500		89	Sep-98	—	Adjacent to previously developed building. Cost carried by developed bldg.
South Lake at Dulles Corner	Metro. Washington, DC	7.476		265	Dec-00	11,062	Adjacent to Park West at Dulles Corner.
The Park at Barton Creek	Austin	20.630		211	Jun-01	5,025	Located in Southwest Austin nearby Barton Skyway.
Westlake at Dulles Corner II	Metro. Washington, DC	see note	(2)	200	Jul-01	1,108	Adjacent to Park West at Dulles Corner.
Two Kaiser Plaza (see note 3)	San Francisco Bay Area	1.025		300	Dec-03	6,061	Adjacent to the Ordway in Lake Merritt Financial District.
Cityplace	Dallas/Fort Worth	3.000		600	May-04	1,900	Adjacent to Cityplace
Great America Parkway	Silicon Valley	see note	(2)	230	May-04	6,670	Adjacent to 5500 Great America Parkway

Total Land Held for Future Development		65.831		3,031		$43,678

NOTES:	In addition to the land listed above, the Company owns 5.7 acres which can accommodate a 147,000 sf expansion of its 16801 S. Exchange Industrial Property in Chicago.

(1) - The cost basis includes purchase price plus development costs. Interest and carry cost are not capitalized.

(2) - Not yet subdivided.

(3) - Purchase price includes the right to lease spaces in a parking structure.

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2004 Page 22

Summary of Development Activity

Quarter Ended June 30, 2004

(in thousands)

Currently Under Construction

Project	Market	Square Feet	Start Date	Shell Completion Date	% Leased	% Leased & Committed	Estimated Cost	Cost-to- Date	Projected Stabilized Cash on Cash Return
High Bluff at Del Mar	San Diego	158	Jun-04	Jul-05	50%	50%	$48,064	$12,594	8.8%

Office Developments in Process		158			50%	50%	$48,064	$12,594	8.8%

NOTES:	- Additional information on these projects is provided on the following pages.

- Leasing figures are updated through July 12, 2004.

- Capitalized interest for the quarter totaled approximately $33,000.

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2004 Page 23

High Bluff Ridge at Del Mar

Del Mar, California

Property Description

High Bluff Ridge will consist of one three-story and one four-story Class “A” office buildings both with subterranean parking and a stand-alone 152-stall parking structure. Upon completion, the project will total approximately 157,859 net rentable square feet and provide a total of 616 parking spaces. High Bluff Ridge will be constructed on 7.8 acres of the San Diego Corporate Center, a 102-acre master planned office park.

High Bluff Ridge will be constructed of structural steel framing and stone exteriors. The floor plates, which range from 21,000 square feet to 23,000 square feet, are designed with saw-toothed corners to maximize corner office window lines. Each floor will provide the capability to design up to 12 potential corner offices. Bay depths are an ideal size, ranging for the most part between 40 and 45 feet. The lobbies will feature multi-level atriums with stone tiled floors. Suites will be individually metered. Tenant controlled energy efficient water loop heat pump systems will provide heating, ventilation and air conditioning. The building will be fully sprinklered and offer enclosed hydraulic elevators. A centralized courtyard and water feature located between the two buildings will offer tenants exterior seating areas in a park-like setting.

High Bluff Ridge is located in Del Mar Heights, one of the best performing and most desirable office submarkets in San Diego. The project is located on High Bluff Drive at the northern entrance of the San Diego Corporate Center and can access Interstate 5 from either the Del Mar Heights Road or Carmel Valley off ramps. Excellent views and visibility are achieved by virture of the location at Interstate 5.

Property Facts

Location:	12481-12531 High Bluff Drive
Type:	Office
Buildings:	2
Floors:	3/4
Net Rentable SF:	157,859
Construction Start Date:	June 2004
Completion Date:	July 2005
Percentage Pre-leased:	49.5%

Major Tenants

Tenant	SF	% of Building
Morrison Foerster	78,198	49.5%

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2004 Page 24

Acquisition and Disposition Activity

Rolling Twelve Months Ended June 30, 2004

(in thousands)

	Market	Submarket	No. of Buildings	Square Feet	Transaction Month	Price
Acquisitions
Computer Associates	Metro. Washington, D.C.	Herndon	1	228	Aug-03	$51,500
Northern San Diego Portfolio	San Diego	Carlsbad	7	370	Nov-03	67,000
Cityplace	Dallas/Fort Worth	Central Expressway	1	1,296	Apr-04	124,000
The Bluffs	San Diego	Carlsbad	1	69	May-04	17,700
Great America Parkway	Northern California	Silicon Valley	3	306	May-04	34,750

			13	2,269		$294,950

Dispositions
Cumberland Office Park	Atlanta	Cumberland	9	644	Jul-03	$40,100
Natomas	Sacramento	South Natomas	6	566	Jun-04	80,746

			15	1,210		$120,846

Represents 100% of square footage and purchase price, including joint venture assets.

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2004 Page 25

The Bluffs

San Diego, California

Property Facts

Location:	16870 West Bernardo Drive
Type:	Office
Buildings:	1
Floors:	4
Net Rentable SF:	68,600
Construction:	Steel-frame
Year Developed:	2002
Date Acquired:	May 2004
Purchase Price:	$17,700,000
Condition:	Excellent
Percentage Leased at 6/30/04:	83%

Property Description

The Bluffs is a Class A office project in the highly desirable submarket of Rancho Bernardo.

Newly constructed four story suburban office project containing 68,600 square feet. The project’s exterior is clad in Indian red sandstone and high performance, energy efficient glass. The project also features a dramatic sinuous multi-curved coffered ceiling and panoramic views of Rancho Bernardo and the surrounding mountains.

Major Tenants

Tenant	SF	% of Building
LJMG, Inc.	17,722	25.8%
University of Phoenix	11,790	17.2%
Wachovia	6,097	8.9%

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2004 Page 26

5500 Great America Parkway

Santa Clara, California

Property Facts

Location:	5500 Great America Parkway
Type:	Office
Buildings:	3
Floors:	4/9/10
Net Rentable SF:	306,412
Construction:	Steel-frame
Ownership:	PPAP
Year Developed:	1999
Date Acquired:	May 2004
Purchase Price:	34,750,000
Percentage Leased at 6/30/04:	72%

Property Description

The project is located at the intersection of Highway 237 and Great America Parkway in the heart of Silicon Valley and has excellent visibility and access to major highways and thoroughfares.

5500 Great America Parkway is a high quality Class “A” office campus consisting of three buildings totaling 306,412 square feet, a 250-space parking garage below two of the buildings, and an adjoining development site that can support an additional 230,000 square feet of office development. This high-end campus project was built in 1999.

Major Tenants

Tenant	SF	% of Building
Hyperion Solutions Corp.	219,721	72.0%

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2004 Page 27

Cityplace

Dallas, Texas

Property Facts

Location:	2711 N. Haskell Avenue
Type:	Office
Buildings:	1
Floors:	42
Net Rentable SF:	1.3 million
Construction:	Steel-frame
Ownership:	PPAP
Year Developed:	1988
Date Acquired:	May 2004
Purchase Price:	$124,000,000
Percentage Leased at 6/30/04:	85%

Property Description

The project is a 42 story Class “AA” office building located on the Southeast corner of North Central Expressway and Haskell Avenue. The project draws tenants from both the Central Expressway and Uptown/Turtle Creek submarkets. The project has direct access to the cities DART rail line.

Cityplace is a world class office building featuring 42 floors and 1.2 million square feet of exception office space. The project’s exterior is a Brazilian Royal red granite while the interior is a blend of various Italian marbles and Anigre walls. The project offers some of the finest office space in the country and in addition offers amentities such as conference facilities, cafeterias and DART rail access. The project also has adjacent land parcels which can accomodate an additional 600,000 square feet of development.

Major Tenants

Tenant	SF	% of Building
7-Eleven	488,000	41.0%
Homecomings/GMAC	142,679	12.0%
Dain Rauscher	103,775	9.0%
AON	57,371	5.0%
Silber-Pearlman	55,369	5.0%
Rosewood Resources	29,551	2.0%

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2004 Page 28

Summary of Properties Owned and Managed

June 30, 2004

	Rentable Square Footage (000s)
	Owned	Managed	Total
Core Markets
Dallas/Fort Worth	4,718	1,150	5,868
Metropolitan Washington, D.C.	4,000	6,224	10,224
Chicago	2,944	94	3,038
Austin	1,673	556	2,229
Northern California	1,313	1,968	3,281
San Diego	1,173	215	1,388

Subtotal - Core Markets	15,821	10,207	26,028
Other Markets
Los Angeles	1,253	217	1,470
Denver	709	188	897
Houston	466	197	663
Suburban Detroit	242	3	245

Subtotal - Other Markets	2,670	605	3,275

Total - All Markets	18,491	10,812	29,303

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2004 Page 29

Selected Property Data

As of June 30, 2004

Operating Properties	Submarket	# of Bldgs.	Rentable SF (000’s)	% Leased	Rent Per SF (2)	# of Leases	Major Tenants (3) :
Office Properties in Core Markets
1676 International Drive (1) (4)	Tysons Corner	1	75	100%	$29.79	5	Bearing Point (59); Shaw Pittman Potts (6)
2411 Dulles Corner Road	Herndon	1	177	98%	$27.70	7	Grumman (130); Lockheed Martin(21)
13825 Sunrise Valley Drive	Herndon	1	106	98%	$27.06	3	Northrup Grumman (64); Federal Network (27)
3130 Fairview Park Drive	Merrifield	1	183	100%	$32.38	3	Lewin Quintiles (103); Microstrategy (78)
3141 Fairview Park Drive	Merrifield	1	192	95%	$28.00	28	World Travel Partners (22); Hewlett Packard (18)
4401 Fair Lakes Court	Fairfax	1	59	86%	$31.28	5	CC Pace Resources (35); Leonard Wolf (5)
6600 Rockledge Drive	Bethesda	1	156	100%	$32.02	3	Host Marriott (102); Crestline Capital (27)
7101 Wisconsin Avenue	Bethesda	1	237	59%	$27.49	32	BDO Seidman (34); Medtap (12)
8260 Greensboro (1) (4)	Tysons Corner	1	40	60%	$25.42	24	DDL Omni Engineering (6); F Five Network (4)
8521 Leesburg Pike	Tysons Corner	1	151	74%	$29.08	9	Lessard Architects (44); Hyland Financial (22)
12601 Fair Lakes Circle	Fairfax	1	264	100%	$26.87	1	AMS (264)
Calverton Office Park	Beltsville	3	307	79%	$21.96	14	Verizon (101); FBI (53)
Campus Point	Reston	1	172	100%	$19.45	1	Verizon (172)
Fairmont Building	Bethesda	1	124	85%	$28.09	7	Chevy Chase Bank (60); Gallager (21)
Greenwood Center	Fairfax	1	150	100%	$24.87	8	Mantech Int’l (60); Logicon (32)
Oakwood Center	Fairfax	1	128	99%	$23.36	16	Logicon (41); Oracle (38)
Park West at Dulles	Herndon	1	152	100%	$28.25	2	Deltek Systems, Inc. (81); Perot Systems Corp (70)
Plaza 1900	Tysons Corner	1	203	100%	$27.03	2	AT&T (167); Nat’l Captioning Institute (36)
Research Office Center	North Rockville	3	439	92%	$26.05	12	Aspen (208); BCE (85); Marriott (66)
Computer Associates (1) (5)	Herndon	1	116	100%	$25.80	1	Computer Associates (116)
Willow Oaks I - III	Merrifield	3	569	79%	$21.96	13	Mobil (205); SRA (106)

Metro. Washington, D.C.		27	4,000	90%	$26.04	196

Bachman East & West	Preston Center	2	196	89%	$19.07	17	Prentiss Properties (44); First Worthing (37)
Burnett Plaza	Ft. Worth CBD	1	1,025	96%	$22.59	39	AmeriCredit (238); Burlington Resources (199); GSA/HUD (102); Practitioners
							Publishing (82); Voyager Indemnity (73); Cantey Hanger (59); SEC (51).
Cityplace Center	Central Expressway	1	1,296	85%	$18.07	19	7-Eleven (504); Homecomings Financial (147); RBC Dain Rauscher (105);
							Fidelity Corporate (57) ; AON (57); Silber Pearlman (55)
Cottonwood Office Center	Las Colinas	3	165	99%	$15.02	8	Liberty Mutual Life (124); Lexington Service Associates (26)
IBM Call Center	Las Colinas	1	150	100%	$17.34	1	IBM (150)
Lakeview Center	Las Colinas	1	101	100%	$14.74	5	Value Options (62); Aramark Services (13)
Millennium Center	Richardson/Plano	1	99	100%	$17.48	1	Metro-Optix (99)
Park West C2	Las Colinas	1	349	96%	$26.45	14	IBM (163); Seibel Systems (36)
Park West C3	Las Colinas	1	339	73%	$21.40	18	IBM (104); Summit Alliance (20)
Park West E1	Las Colinas	1	183	100%	$18.91	1	Celanese (183)
Park West E2	Las Colinas	1	201	80%	$16.70	7	Sprint (144); Dewey’s Café (4)
Walnut Glen Tower	Central Expressway	1	464	93%	$21.55	37	AIG (193); Metro PCS (32)
WestPoint Office Property	Las Colinas	1	150	78%	$24.13	3	GenPass Technologies (79); MedSynergies (27)

Dallas/Fort Worth		16	4,718	90%	$20.25	170

123 North Wacker	West Loop (Chicago CBD)	1	541	91%	$33.59	41	Morton Int’l (79); Meckler Bulger (57)
1717 Deerfield Road	North Suburbs	1	141	77%	$21.43	2	Dade Behring (107); Prentiss (2)
1800 Sherman Avenue	North Suburbs	1	136	77%	$30.48	17	ZS Associates (43); Solucient (24)
701 Warrenville Road	East-West Tollway	1	67	100%	$26.75	8	T-Systems (42); Zenith Insurance (10)
Bannockburn Centre	North Suburbs	1	257	100%	$22.98	1	Moore North America (257)
Corporetum Office Campus	East-West Tollway	5	322	42%	$22.99	21	Ipsco Enterprises (22); Alstom Power (19)
O’Hare Plaza II	O’Hare	1	236	82%	$28.51	22	T-6 Partners (45); Lincoln Financial (25)
One O’Hare Centre	O’Hare	1	380	73%	$25.42	31	First Union (34); Colliers, Bennett (28)
410 Warrenville	East-West Tollway	1	60	100%	$13.61	1	Ikon (60)
Corporate Lakes II (1) (5)	East-West Tollway	1	63	100%	$26.07	3	Unilever (61); GE Polymerland (3)
Salton	North Suburbs	1	59	100%	$28.52	1	Salton, Inc. (59)

Chicago		15	2,262	80%	$26.95	148

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2004 Page 30

Selected Property Data

As of June 30, 2004

Operating Properties	Submarket	# of Bldgs.	Rentable SF (000’s)	% Leased	Rent Per SF (2)	# of Leases	Major Tenants (3) :
5500 Great America Parkway	Silicon Valley (Santa Clara)	3	306	72%	$18.90	1	Hyperion Solutions (220)
Lake Merritt Tower I	Lake Merritt (Oakland CBD)	1	204	95%	$31.69	9	Health Net (66); CH2MHill (62)
The Ordway	Lake Merritt (Oakland CBD)	1	531	99%	$33.22	48	Kaiser FHP (312); Morgan Stanley Dean Witter (19)
World Savings Center	Lake Merritt (Oakland CBD)	1	272	98%	$29.44	17	World Saving & Loan Assoc. (148); Burnham/Brown (48)

Northern California		6	1,313	92%	$28.86	75

Carlsbad Pacific Center I -III	Carlsbad	3	130	100%	$28.82	35	National University (19); HQ Global Workplace (17)
Carlsbad Pacifica	Carlsbad	1	49	100%	$26.31	11	Ocwen Financial (11); UBS PaineWebber (10)
Del Mar Gateway	Del Mar	1	164	100%	$33.02	5	Brandes (123); US Bank (29)
Executive Center Del Mar	Del Mar	2	113	100%	$30.26	16	LF Global (19); Oracle Corp. (16)
Plaza I & II	Carlsbad	2	89	84%	$26.91	17	Camp, Dresser & McKee (22); Mobile Systems (13)
The Campus	Carlsbad	1	45	100%	$24.90	11	Physical Rehab (6); Technology Associates (6)
The Bluffs (1) (5)	Rancho Bernardo	1	35	83%	$29.90	9	1st Choice Executive Suites (9); The University of Phoenix (6)
Camino West Corporate Park(1) (5)	Carlsbad	1	28	86%	$21.24	6	Verizon CA (9), Nat’l Search Assoc. (5)
Carlsbad Airport Plaza (1) (5)	Carlsbad	1	32	81%	$25.36	16	Pacific Bonding Corp (8), Careercast, Inc. (4)
La Place Court (1) (5)	Carlsbad	2	41	95%	$22.38	18	First Community Bank (9); Nexprise, Inc. (5)
Pacific Ridge Corporate Centre (1) (5)	Carlsbad	2	62	84%	$27.33	13	The McGraw-Hill Company (16); Western Pacific (11)
Pacific View Plaza (1) (5)	Carlsbad	1	26	100%	$27.10	12	HI/FN (9); GMS Realty LLC (9)

San Diego		18	814	95%	$28.45	169

Barton Skyway I	Southwest Austin	1	195	99%	$27.31	12	Intel (123); Blakely, Sokaloff & Zaf (21)
Barton Skyway II	Southwest Austin	1	196	100%	$28.98	3	Billing Concepts/Aptis (76); Landmark Graphics (62); Vignette (58)
Barton Skyway III	Southwest Austin	1	173	100%	$31.06	9	Gray Cary (60); Humana (38)
Barton Skyway IV	Southwest Austin	1	223	100%	$27.83	6	Vignette (110); Oneok, Inc.(53)
Broadmoor Austin (1) (6)	Northwest Austin	7	556	100%	$18.99	2	IBM (556)
Cielo Center	Southwest Austin	3	271	89%	$23.37	38	Partner’s Holdings (42); Arm Inc. (34)
Spyglass Point	Southwest Austin	1	59	100%	$26.18	5	Davis & Wilkerson (30); Keller Williams (18)

Austin		15	1,673	98%	$24.52	75

Subtotal Office Properties in Core Markets		97	14,780	90%	$24.54	833

Office Properties in Other Markets
One Westchase Center	West Loop / Galleria	1	466	84%	$20.99	52	Duke Energy Trading Co. (65); Ranger Insurance Co. (40)

Houston		1	466	84%	$20.99	52

Carrara Place	Southeast Denver	1	234	98%	$17.31	8	Thomson Healthcare (128); American Medical Response (55)
Highland Court	Southeast Denver	1	93	81%	$18.57	12	Veco Engineering (28); TXU (21)
Orchard Place I & II	Southeast Denver	2	105	100%	$20.42	8	Security Title (49); GSA-DOD (19)
PacifiCare Building	Southeast Denver	1	198	79%	$19.79	3	PacfiCare (140); Investment Advisory (8)
Panorama Point	Southeast Denver	1	79	80%	$17.09	3	Western Stone (39); Stanley Consultants (20)

Denver		6	709	89%	$18.60	34

One Northwestern Plaza	Southfield	1	242	86%	$22.69	35	Watson Wyatt (65); Novell (12)

Suburban Detroit		1	242	86%	$22.69	35

Subtotal Office Properties in Other Markets		8	1,417	87%	$20.09	121

Total Office Properties		105	16,197	89%	$24.15	954

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2004 Page 31

Selected Property Data

As of June 30, 2004

Operating Properties	Submarket	# of Bldgs.	Rentable SF (000’s)	% Leased	Rent Per SF (2)	# of Leases	Major Tenants (3) :
Industrial Properties
Chicago		4	682	96%	$5.66	7	Reliable/Silverline (267); Office Depot (189)
Los Angeles		18	1,253	100%	$7.00	22	Nippon Express (499); Fujitsu-Ten (76)
San Diego		9	359	99%	$14.75	30	24-Hour Fitness (50); AP Labs (45)

Subtotal Industrial Properties in Core Markets		31	2,294	99%	$7.81	59

Total Industrial Properties		31	2,294	99%	$7.81	59

Total Operating Properties		136	18,491	91%		1,013

(1) - Represents our pro rata square footage of joint venture assets or our pro-rata share of rents.

(2) -	“Rent” includes annualized base rents, recoveries, and escalations divided by occupied square feet. Rent does not include an straight-line rent adjustment. If currently in free rent period, first cash rent is used.

(3) -	Major Tenants include office tenants greater than 50,000 sf, industrial tenants greater than 150,000 sf or the 2 largest per building.

(4) - Properties owned by Tyson’s International Partners, of which Prentiss Properties owns 25%.

(5) - Properties owned by Prentiss Office Investors, L.P., of which Prentiss Properties owns 51%.

(6) - Properties owned by Broadmoor Austin Associates, of which Prentiss Properties owns 50%.

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2004 Page 32

Summary of Financing

June 30, 2004

Description	Number of Bldgs. Encumbered	Balance (000s)	Maturity	Interest Rate		Current Debt Service
Collateralized Term Loan (1)	4	$70,438	30-Sep-04	LIBOR + 1.375%		Amortizing
Walnut Glen Tower	1	33,317	1-Apr-05	6.92%		Amortizing
Burnett Plaza	1	66,000	9-Jul-05	LIBOR + 1.500%		Interest Only
Highland Court	1	4,422	1-Apr-06	7.27%		Amortizing
Plaza I & II	2	6,958	1-Jan-07	7.75%		Amortizing
PPREFI Portfolio Loan (2)	36	180,100	26-Feb-07	7.58%		Interest Only
Corporetum Office Campus	5	24,517	1-Feb-09	7.02%		Amortizing
7101 Wisconsin Avenue	1	20,243	1-Apr-09	7.25%		Amortizing
Ordway	1	47,702	1-Aug-10	7.95%		Amortizing
1676 International (3)	1	10,958	30-Aug-10	7.68%		Amortizing
8260 Greensboro (3)	1	3,923	30-Aug-10	7.83%		Amortizing
World Savings Center	1	28,352	1-Nov-10	7.91%		Amortizing
Park West C2	1	33,203	10-Nov-10	6.63%		Amortizing
One O’Hare Centre	1	39,429	10-Jan-11	6.80%		Amortizing
3130 Fairview Park Drive	1	22,094	1-Apr-11	7.00%		Amortizing
Broadmoor Austin (3)	7	67,662	10-Apr-11	7.04%		Amortizing
Research Office Center	3	43,695	1-Oct-11	7.64%		Amortizing
Bannockburn Centre	1	25,988	1-Jun-12	8.05%		Amortizing
Del Mar Loan	3	43,634	1-Jun-13	7.41%		Amortizing
Total Properties Encumbered	72	772,635
Unsecured Financing
Line of Credit	N/A	225,000	19-Feb-07	LIBOR + 1.250%
Unsecured Term Loan - Commerz	N/A	75,000	15-Mar-09	LIBOR + 1.250%
Unsecured Term Loan - EuroHypo - I	N/A	100,000	22-May-08	LIBOR + 1.250%
Unsecured Term Loan - EuroHypo - II	N/A	13,900	15-Jul-09	7.46%

Total Financing/Weighted Average Rate		$1,186,535		6.25	% (4)

Total Real Estate Buildings						136

Percent of Total Real Estate Book Value Encumbered						49%

Counterparty	Notional Amount	Maturity	Fixed Rate Paid (5)	Fair Value (000s)
Societe Generale	$50,000	30-Sep-04	6.253%	$(592)
Bank of America	60,000	30-Sep-04	6.248%	(709)
Commerzbank	25,000	10-Jul-05	4.345%	(497)
SunTrust	15,000	10-Jul-05	4.345%	(298)
Fleet National Bank	20,000	1-Mar-06	5.985%	(1,054)
EuroHypo	30,000	1-Mar-06	5.990%	(1,583)
SunTrust	50,000	1-Aug-07	2.270%	1,859
Bank of Montreal	25,000	1-Aug-07	2.277%	925
PNC Bank (6)	70,000	1-Aug-08	4.139%	(543)
Bank of America (7)	30,000	30-Sep-08	3.857%	254
PNC Bank (7)	30,000	1-Oct-08	3.819%	298
Bank of America (7)	20,000	1-Oct-08	3.819%	198
Societe Generale	50,000	1-May-09	3.935%	338
Union Bank of California (7)	30,000	1-Oct-09	3.443%	1,226

Variable to Fixed Interest Rate Swaps (8)	$505,000			$(178)

(1) -	The Term Loan is collateralized by the following four properties: Willow Oaks I & II (two properties), 8521 Leesburg Pike and IBM Call Center.

(2) -	The PPREFI Loan is collateralized by the following 36 properties: the Los Angeles Industrial properties (18 properties), the Chicago Industrial properties (four properties), the Cottonwood Office Center properties (three properties), Park West E1 and E2 (two properties), One Northwestern Plaza, 3141 Fairview Park Drive, 13825 Sunrise Valley Drive, O’Hare Plaza II, 1717 Deerfield Road, 2411 Dulles Corner Road, 4401 Fair Lakes Court, the Westpoint Office property and the PacifiCare Building.

(3) - Represents our pro rata share of joint venture debt.

(4) - Includes the effect of interest rate swaps, the amortization of interest rate hedge contracts and usage fees on the line of credit.

(5) - Represents the fixed rate paid before the spread over LIBOR.

(6) - Presented at 100%, but Prentiss’ pro rata share of swap is 51%. Effective date is 8/2/2004.

(7) - Effective date is 10/1/2004.

(8) - Represents the amount of variable rate debt converted to fixed rate debt.

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2004 Page 33

Return on Invested Capital

Our calculation of return on invested capital (ROIC) annualizes current quarter stabilized property NOI (after deducting G & A) and divides the number by book value of stabilized properties before depreciation. Management income, interest income and other non-property income are excluded from the calculation. We believe that this measure is extremely important in evaluating the effectiveness of management’s capital allocation decisions. Studies by various investment banks have demonstrated that we rank very high relative to our office and industrial peers by this measure. The chart below shows our measure of ROIC since the third quarter of 1998.

Stock Performance

A dollar invested in Prentiss Properties at our IPO on October 16, 1996 would be worth $2.85 at June 30, 2004 (including dividends). This compares very favorably to a similar investment in the NAREIT Equity Index which would now be worth $2.43, or in the average return of our peer group (ARI, BDN, CLI, CRE, DRE, EOP, HIW, KRC, LRY and RA) which would now be worth $2.48.

Annual Returns	4Q96(1)	1997	1998	1999	2000	2001	2002	2003	YTD 2004
Prentiss	26.6%	18.2%	(14.4%)	3.5%	34.9%	9.7%	11.1%	24.6%	5.0%
NAREI	18.9%	20.3%	(17.5%)	(4.6%)	26.4%	13.9%	3.8%	37.1%	5.5%
Peer Grp Average	17.8%	25.3%	(14.7%)	(0.3%)	32.6%	7.3%	0.2%	32.8%	4.2%

Cumul. Returns	4Q96(1)	1997	1998	1999	2000	2001	2002	2003	YTD 2004
Prentiss	$1.27	$1.50	$1.28	$1.32	$1.79	$1.96	$2.18	$2.72	$2.85
NAREIT	$1.19	$1.43	$1.18	$1.12	$1.42	$1.62	$1.68	$2.31	$2.43
Peer Grp Average	$1.18	$1.48	$1.26	$1.26	$1.66	$1.78	$1.79	$2.38	$2.48

(1)	10/16/96 to 12/31/96.

(2)	Value of $1.00 invested on 10/16/96, including dividends.

The market price of our stock was $33.52 per share as of June 30, 2004 and was $35.02 as of the close on July 12, 2004. Based on the June 30, 2004 and the July 12, 2004, closing prices, our dividend represents a yield of approximately 6.7% and 6.4%, respectively.

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2004 Page 34

Definitions of Non-GAAP Financial Measures

We use non-GAAP financial measures in our filings and other public disclosures. These non-GAAP financial measures are defined below.

Funds from Operations (FFO)

FFO is a widely recognized measure of REIT operating performance. FFO is a non-GAAP financial measure and as defined by the National Association of Real Estate Investment Trusts, means net income, computed in accordance with GAAP excluding extraordinary items, as defined by GAAP, and gains (or losses) from sales of property, plus depreciation and amortization on real estate assets, and after adjustments for unconsolidated partnerships, joint ventures and subsidiaries. We believe that FFO is helpful to investors and our management as a measure of our operating performance because it excludes depreciation and amortization, gains and losses from property dispositions, and extraordinary items, and, as a result, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative expenses, and interest costs, providing perspective not immediately apparent from net income. In addition, we believe that FFO provides useful information to the investment community about our financial performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operating performance of REITs. However, our FFO may not be comparable to FFO reported by other REITs that do not define FFO exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, FFO should be examined in conjunction with net income as presented in our consolidated financial statements and notes thereto. We believe that net income is the most directly comparable GAAP financial measure to FFO. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

FFO does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which are significant economic costs that could materially impact our results of operations.

Adjusted FFO

Adjusted FFO is a non-GAAP financial measure that we define as FFO (defined above) excluding (adding back) impairment losses related to real estate assets and debt defeasance losses related to real estate assets sold. We believe that our Adjusted FFO provides useful information to the investment community about our financial performance when compared to other REITs as it eliminates FFO differences caused by the timing and classification within the income statement of real estate and real estate debt related losses. However, our Adjusted FFO may not be comparable to FFO or Adjusted FFO reported by other REITs that do not define FFO or Adjusted FFO exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, Adjusted FFO should be examined in conjunction with net income as presented in our consolidated financial statements and notes thereto. We believe that net income is the most directly comparable GAAP financial measure to Adjusted FFO. Adjusted FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

Like FFO, our Adjusted FFO does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which are significant economic costs that could materially impact our results of operations.

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2004 Page 35

Funds Available for Distribution (FAD)

FAD is a non-GAAP financial measure that we define as FFO (as defined above) less non-incremental capital expenditures, straight-line rent adjustments, rental income adjustments recognized in accordance with Statement of Financial Accounting Standards No. 141 (SFAS No. 141) and the amortization of financing costs. We believe that FAD is helpful to investors and our management as a measure of the performance of an equity REIT because, along with cash flow from operating activities, financing and investing activities, it provides investors with an indication of our ability to incur and service debt and to fund dividends and other cash needs. Our FAD may not be comparable to FAD reported by other REITs that do not define FAD exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, FAD should be examined in conjunction with net income as presented in our consolidated financial statements and notes thereto.

We believe that net income is the most directly comparable GAAP financial measure to FAD. FAD does not represent cash generated from operating activities in accordance with GAAP and should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

Net Operating Income (NOI)

NOI is a non-GAAP financial measure equal to net income, the most directly comparable GAAP financial measure, plus depreciation and amortization, interest expense, losses from property dispositions, including impairment losses, and extraordinary expense items less gains from property dispositions and extraordinary income items. Our management uses NOI internally as a performance measure and believes NOI is useful to investors as a performance measure because NOI reflects only those income and expense items that are incurred at the property level and is therefore a useful measure for evaluating a property’s performance. Using NOI on a comparative basis, it allows investors to evaluate property level performance to: (a) hold management accountable for maintaining or increasing property level NOI from period to period and (b) compare the operating performance of our properties in a given market with the operating performance of other real estate companies in the same market, and consequently allocate their own investment capital accordingly. Our management uses NOI to evaluate regional property level performance and to make decisions about resource allocations. Investors are able to evaluate whether management has appropriately allocated or re-allocated resources to better performing properties.

Further, we use NOI internally as a performance measure and believe NOI is useful to investors as a performance measure because, when compared year over year, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activity, and general and administrative expenses, on an un-leveraged basis, providing perspective not immediately apparent from net income. NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. Certain items such as interest expense, while included in net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. In addition, it is useful to our management and investors that depreciation and amortization are excluded from NOI because historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time, and, instead, real estate values have historically risen or fallen with market conditions.

NOI presented by us may not be comparable to NOI reported by other REITs that do not define NOI exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements and notes thereto. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2004 Page 36

Same Store NOI and Same Store Growth

Same store NOI is similar to property level NOI, but excludes termination fees, which are generally onetime payments that may distort results of operations for comparable periods and straight-line rent adjustments, which eliminates the impact of rental rate increases or decreases from in-place leases. Same Store Growth represents the percentage change in property level NOI for properties that have been fully operational for two comparable reporting periods. Same Store Growth allows analysts, investors and management to analyze property operations and evaluate the growth trend of our portfolio. We use Same Store NOI internally as a performance measure and believe Same Store NOI is useful to investors as a performance measure because, when compared period over period, Same Store NOI reflects the impact on operations from trends in occupancy rates, rental rates and operating costs, providing perspective not immediately apparent from net income.

Same Store NOI presented by us may not be comparable to Same Store NOI reported by other REITs that do not define Same Store NOI exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, Same Store NOI should be examined in conjunction with our other performance measures including net income as presented in our consolidated financial statements and notes thereto. Same Store NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

Supplemental Operating and Financial Data	Prentiss Properties Trust	2nd Quarter 2004 Page 37

• AG EDWARDS	• GREEN STREET ADVISORS	• RAYMOND JAMES

Dave AuBuchon	John Lutzius	Paul Puryear
314.955.5452	949.640.8780	727.573.3800
x 32253

• CITIGROUP	• LEHMAN BROTHERS	Bill Crow 727.573.8963
Jon Litt	David Shulman
212.816.0231	212.526.3413

John Stewart	David Harris	• UBS WARBURG
212.816.1685	212.526.1790	Keith Mills
212.713.3098

• DEUTSCHE BANK	• MCDONALD INVESTMENTS

Lou Taylor	Frank Greywitt
212.469.4912	216.443.4795

Dennis Maloney
212.469.6799	• PRUDENTIAL SECURITIES
• FRIEDMAN, BILLINGS, RAMSEY & CO. INC. David Loeb 703.469.1289 Gustavo Sarago 703.469.1042	Jim Sullivan 212.778.2515 Jamie Feldman 212.778.1724